CARILLON SERIES TRUST
Carillon Chartwell Small Cap Growth Fund
SUPPLEMENT DATED NOVEMBER 18, 2024
TO THE PROSPECTUS AND SUMMARY PROSPECTUS
DATED APRIL 26, 2024, AS PREVIOUSLY AMENDED
OR SUPPLEMENTED
At meetings held on November 14‑15, 2024, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved decreases in the investment advisory and subadvisory fee rate for the Carillon Chartwell Small Cap Growth Fund (the “Fund”), and the Fee Waiver and/or Expense Reimbursement arrangement in place for the Fund. A change also has been made to the Fund’s Principal Investment Strategies. Accordingly, effective January 18, 2025, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

1.
On page 7 of the Prospectus and page 1 of the Summary Prospectus, in the “Summary of Carillon Chartwell Small Cap Growth Fund – Fees and expenses of the fund” section, the tables are deleted in their entirety and replaced with the following:

Shareholder fees (fees paid directly from your investment):

	Class A		Class C		Class I	Class R‑6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%		None		None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	(a)	1.00	% (a)	None	None
Redemption Fee	None		None		None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A		Class C		Class I	Class R‑6
Management Fees (b)	0.60%		0.60%		0.60%	0.60%
Distribution and Service (12b‑1) Fees	0.25%		1.00%		0.00%	0.00%
Other Expenses	1.69	% (c)	1.69	% (c)	1.64%	1.54	% (c)
Total Annual Fund Operating Expenses	2.54%		3.29%		2.24%	2.14%
Fee Waiver and/or Expense Reimbursement (d)	(1.29%)		(1.29%)		(1.29%)	(1.29%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%		2.00%		0.95%	0.85%

(a)
If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b)	Management Fees have been restated to reflect the current fees.
(c)	Other Expenses for the Class A, Class C and Class R‑6 shares are estimated for the current fiscal year.
(d)
Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2025 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95% and Class R‑6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

2.
On page 8 of the Prospectus and page 2 of the Summary Prospectus, in the “Summary of Carillon Chartwell Small Cap Growth Fund – Principal investment strategies” section, the following is included after the third paragraph of the section:

The fund intends to hold some cash, short-term debt obligations, government securities, money market funds or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes.

3.	On page 129 of the Prospectus, in the “Investment Adviser” section, the row of the table titled “Contractual Expense Limitations” with respect to the Fund is deleted and replaced with the following:

	Class A	Class C	Class I	Class R‑6
Carillon Chartwell Small Cap Growth Fund	1.25%	2.00%	0.95%	0.85%
*  *  *  *  *
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE

CARILLON SERIES TRUST

Carillon Chartwell Small Cap Growth Fund

SUPPLEMENT DATED NOVEMBER 18, 2024

TO THE STATEMENT OF ADDITIONAL

INFORMATION DATED APRIL 26, 2024, AS

PREVIOUSLY AMENDED OR SUPPLEMENTED

At meetings held on November 14-15, 2024, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved decreases in the investment advisory and subadvisory fee rate for the Carillon Chartwell Small Cap Growth Fund (the “Fund”), and the Fee Waiver and/or Expense Reimbursement arrangement in place for the Fund. A change also has been made to the Fund’s investment policies, strategies and risks. Accordingly, effective January 18, 2025, the following changes are made to the Fund’s Statement of Additional Information (“SAI”):

1.	In the “Investment Information – Investment Policies, Strategies and Risks” section of the SAI, the following changes are made to the table on pages 4–6 of the SAI:

a.	In the following row, an “X” is added under the column titled “Carillon Chartwell Small Cap Growth Fund”:

•	Special Purpose Acquisition Companies (“SPACs”)

2.	On page 110 of the SAI, in the “Fund Information—Investment Adviser and Administrator; Subadvisers” section, the rows of the table pertaining to the Fund is deleted and replaced with the following:

Fund	Average daily net assets	Rate charged
Chartwell Small Cap Growth	$0 to $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

3.	On page 111 of the SAI, in the “Fund Information—Investment Adviser and Administrator; Subadvisers” section, the row of the table pertaining to the Fund is deleted and replaced with the following:

Fund	Class A	Class C	Class I	Class R-6
Chartwell Small Cap Growth	1.25%	2.00%	0.95%	0.85%

*   *   *   *  *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE